GOLDMAN SACHS TRUST II

Class R Shares

of the

Goldman Sachs Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement dated February 16, 2024 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2023, each as supplemented to date.

At a meeting held on February 13-14, 2024, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust II (the “Trust”) approved, on behalf of the Fund, the termination of Class R Shares of the Fund (the “Termination”). The Termination is expected to occur on or about April 16, 2024 or on such other date as the officers of the Trust determine (the “Termination Date”).

Accordingly, effective immediately, in anticipation of the Termination, Class R Shares of the Fund will no longer be sold to new investors. Existing shareholders may continue to purchase shares until April 12, 2024.

In connection with the Termination, all outstanding Class R Shares on the Termination Date will be automatically redeemed by the Fund. At any time prior to the Termination Date, Class R Shareholders may redeem or exchange their shares, as provided in the Prospectus.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTOPSSTK 02-24